                                                This document contains 63636
                                                pages. The Exhibit Index is
                                                located on page 4.


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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported) November 25, 1997

                   ML Revolving Home Equity Loan Trust 1997-1
              (Name of Trust issuing ML Revolving Home Equity Loan
                    Asset Backed Certificates, Series 1997-1)


                          MLCC Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)


_        Delaware                    33-84894             59-3247986
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
     of Incorporation)             File Number)         Identification No.)


                          MLCC Mortgage Investors, Inc.
                            4802 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                           Attention: General Counsel
                         (Address of Principal Executive
                              Offices and Zip Code)

       Registrant's telephone number, including area code (904) 928-6000
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Item 7.  Financial Statements and Exhibits.


(c)   Exhibits.

      The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

      Exhibit No.                   Description
      -----------                   -----------
            19.1                    Servicing Certificate and
                                    Statement to Certificateholders for
                                    ML Revolving Home Equity Loan
                                    Asset Backed Certificates, Series 1997-1,
                                    for the November 25, 1997 distribution
                                    pursuant to Sections 4.01 and 5.03 of the
                                    Pooling and Servicing Agreement among
                                    Merrill Lynch Credit Corporation, as
                                    Servicer, MLCC Mortgage Investors, Inc., as
                                    Transferor, and Bankers Trust Company of
                                    California, N.A., as Trustee, dated as of
                                    October 1, 1997.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, Merrill Lynch Credit Corporation, as Servicer and on behalf of the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MERRILL LYNCH CREDIT
                                   CORPORATION, as Servicer and
                                   on behalf of MLCC MORTGAGE
                                   INVESTORS, INC.



                              By:  /s/ Steven T. Hardy
                                   --------------------------------------
                                   Name:  Steven T. Hardy
                                   Title: Vice President and
                                          Controller


Dated: 11/25/97
      --------------

                                  Exhibit Index

Exhibit No.                                                                 Page
-----------                                                                 ----
      19.1              Servicing Certificate and Statement to
                        Certificateholders for ML Revolving Home
                        Equity Loan Asset Backed Certificates,
                        Series 1997-1                                        5